UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to
Section 13 or 15(d) of
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): May 14, 2009

EASTON-BELL SPORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-123927	20-1636283
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
7855 Haskell Avenue, Suite 200
Van Nuys, CA 91406
(Address of principal executive offices, including zip code)
(818) 902-5800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     On May 14, 2009, Easton-Bell Sports, Inc. issued a press release announcing its operating results for the fiscal quarter ended April 4, 2009. A copy of the press release is attached as Exhibit 99.1.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit No.	Description

99.1	Press release dated May 14, 2009
Pursuant to General Instruction B-2 of Form 8-K, this report and the exhibit are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall this report and the exhibit be incorporated by reference into our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such future filing.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTON-BELL SPORTS, INC.
By:	/s/ MARK A. TRIPP
Mark A. Tripp
Chief Financial Officer, Senior Vice President and Treasurer

Date: May 15, 2009